SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 24, 2004

                           DRAGON PHARMACEUTICAL INC.
               (Exact Name of Registrant as Specified in Charter)


          Florida                          0-27937                65-0142474
(State or Other Jurisdiction of     Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

         1055 Hastings Street, Suite 1900                        V6E 2E9
            Vancouver, British Columbia                         (Zip Code)
      (Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (604) 669-8817

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

     (c) Exhibits

          99.1 Press release dated March 24, 2004.

Item 9. Other Regulation FD Disclosure

     The purpose of this current report on Form 8-K is to disclose that Dragon Pharmaceutical Inc. issued a press release on March 24, 2004 announcing the entering into of a letter of intent to merge with Oriental Wave Holding Ltd which owns a China-based pharmaceutical company engaged in the production of chemical intermediates and active pharmaceutical ingredients, formulation, marketing and sale of generic drugs. The press release is attached as an exhibit to this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DRAGON PHARMACEUTICAL INC.



Date: March 24, 2004          By:      /s/ Matthew Kavanagh
                                     ------------------------------------------
                              Name:  Matthew Kavanagh
                              Title: Director of Finance and Compliance
                                    (Principal Financial and Accounting Officer)